                        FITCH PREFERRED SHARES GUIDELINES

Below is set forth for each registered  investment  company listed in Appendix A hereto  (each  are  referred  to as  the  "Fund")  the  Fitch  Preferred  Shares
Guidelines  ("Fitch  Guidelines"),  as  defined  in  the  Amended  and  Restated
Statement Establishing and Fixing the Rights and Preferences of Preferred Shares
(the  "Statement").  Capitalized  terms not defined  herein  shall have the same meanings as defined in the  Statement.  Fitch may amend,  alter or change  these
Fitch Guidelines,  in its sole discretion,  provided however, that Fitch provide any  such  amendments,  alterations  or  changes  to the  Fund in  writing.  Any documents  provided to Fitch  pursuant to this  document  shall be  delivered to
Fitch      electronically      at     the     following      email      address:
funds.surveillance@fitchratings.com.  To the  extent  that the Fitch  Guidelines conflict with the terms of the Statement, the Fitch Guidelines shall control.

1.   Definitions.

     a.  "Preferred  Shares Basic  Maintenance  Amount" as of any Valuation Date
means:

          (i) Fitch Eligible Assets having an aggregate Fitch  Discounted  Value equal to or greater than the dollar amount equal to the sum of:

               (A) the product of the number of Preferred Shares  outstanding on
          such  date  multiplied  by  $25,000,   plus  any  redemption   premium
          applicable to the Preferred Shares then subject to redemption;

               (B) the aggregate  amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared)
          to and  including  the  first  Dividend  Payment  Date for each of the outstanding Preferred Shares that follows such Valuation Date;

               (C) the amount of anticipated  non-interest  expenses of the Fund for the 90 days subsequent to such Valuation Date;

               (D)  the  amount  of  the  current  outstanding  balances  of any indebtedness  which is senior to the  Preferred  Shares plus  interest actually  accrued  together  with 30 days  additional  interest on the current outstanding balances calculated at the current rate; and

               (E) any current liabilities to the extent not reflected in any of
          (i)(A) through (i)(D) (including, without limitation, any payables for portfolio  securities  purchased  as of such  Valuation  Date  and any
          liabilities   incurred   for  the  purpose  of   clearing   securities
          transactions);   less  the  value  (i.e.,  the  face  value  of  cash,
          short-term  municipal  obligations and short-term  securities that are the direct  obligation of the U.S.  government,  provided in each case that such securities  mature on or prior to the date upon which any of
          (i)(A) though (i)(D) became

          payable,  otherwise the Fitch  Discounted  Value) of any of the Fund's assets  irrevocably  deposited  by the Fund for the  payment of any of
          (i)(A) through (i)(D)

          b.  "Approved  Price" means the "fair value" as determined by the Fund in accordance  with the valuation  procedures  adopted from time to time by the  Board of  Trustees  of the  Fund and for  which  the Fund  receives  a mark-to-market  price  (which,  for the purpose of clarity,  shall not mean
     Market Value) from an independent source at least weekly.

          c.  "Approved  Foreign  Nation"  shall have the  meaning  set forth in clause (D) of the definition of "Fitch Eligible Assets."

          d.  "Bank  Loans"  means  direct   purchases   of,   assignments   of,
     participations  in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made,  syndicated,  purchased  or  participated  by a  commercial  bank  or institutional loan investor in the ordinary course of business.

          e.  "Business Day" means a day on which the New York Stock Exchange is open for trading and which is neither a Saturday,  Sunday nor any other day on  which  banks in The City of New  York,  New  York,  are  authorized  or obligated by law to close.

          f. "Date of  Original  Issue"  means,  with  respect to any  Preferred
     Shares Share, the date on which the Fund first issues such share.

          g. "Debt Securities" shall have the meaning set forth in clause (D) of the definition of "Fitch Eligible Assets."

          h.  "Emerging  Market Debt" shall have the meaning set forth in clause
     (E) of the definition of "Fitch Eligible Assets."

          i. "Fitch Discount Factor" means:

               (i) for purposes of determining the Discounted Value of any Fitch
          Eligible  Asset,  the  percentage is  determined as follows,  provided however,  that for unhedged  foreign  investments a discount factor of
          105% shall be applied to the Market  Value  thereof in addition to the
          Fitch Discount  Factor as determined in accordance with the procedures below,  provided  further that, if the foreign issuer of such unhedged foreign  investment is from a country whose sovereign debt rating in a non-local  currency is not assigned a rating of AA or better by Fitch, a discount factor of 117% shall be applied to the Market Value thereof in addition to the Fitch  Discount  Factor as determined in accordance with the procedures  below.  The Fitch  Discount  Factor for any Fitch
          Eligible Asset, other than the securities set forth below, will be the percentage provided in writing by Fitch.

                    (A) Preferred Stock: The percentage  determined by reference to the rating of a preferred  stock in accordance  with the table set forth below.

                                                                  Fitch Discount
                     Preferred Stock(1)                               Factor
                     ------------------                               ------
AAA Taxable Preferred......................................            130%
AA Taxable Preferred.......................................            133%
A Taxable Preferred........................................            135%
BBB Taxable Preferred......................................            139%
BB Taxable Preferred.......................................            154%
Not rated or below BB Taxable Preferred....................            161%
Investment Grade DRD Preferred.............................            164%
Not rated or below Investment Grade DRD Preferred..........            200%

-----------------

(1)  If a  security  is not rated by Fitch but is rated by two other  nationally recognized statistical ratings organizations  ("NRSRO"),  then the lower of the  ratings on the  security  from the two other  NRSRO's  will be used to determine the Fitch  Discount  Factor (e.g.,  where the S&P rating is A and the  Moody's  rating is Baa,  a Fitch  rating  of BBB will be  used).  If a security is not rated by Fitch but is rated by only one other  NRSRO,  then the rating on the  security  from the other NRSRO will be used to determine the Fitch Discount Factor (e.g.,  where the only rating on a security is an
     S&P rating of AAA, a Fitch  rating of AAA will be used,  and where the only rating on a security is a Moody's  rating of Ba, a Fitch  rating of BB will be used).  If a security  is not rated by any NRSRO,  the Fund will use the percentage set forth under "Not rated or below BB Taxable Preferred" in the table above.

                    (B) Middle Market Bank Preferred  Stock:  The Fitch Discount
               Factor applied to Middle Market Bank Preferred Stock is 266%.

                    (C) Debt Securities:  The percentage determined by reference to  the  rating  of  the  Debt  Security  with  reference  to the remaining  term to  maturity  of the Debt  Security  (other  than short-term  Debt  Securities  covered  by clause (E)  below),  in accordance with the table set forth below:

                                                                                                      Not
       Term to Maturity of Corporate Debt                                                             Rated or
                  Security(1)                       AAA        AA         A         BBB        BB      Below BB
                  -----------                      ------    ------     ------    ------     ------   --------
3 years or less ...............................    106.38%   108.11%    109.89%   111.73%    129.87%   151.52%
5 years or less (but longer than 3 years)......    111.11    112.99     114.94    116.96     134.24    151.52
7 years or less (but longer than 5 years)......    113.64    115.61     117.65    119.76     135.66    151.52
10 years or less (but longer than 7 years).....    115.61    117.65     119.76    121.95     136.74    151.52
15 years or less (but longer than 10 years)....    119.76    121.95     124.22    126.58     139.05    151.52
More than 15 years.............................    124.22    126.58     129.03    131.58     144.55    151.52

-------------

(1)  If a security is not rated by Fitch but is rated by two other NRSROs,  then the lower of the ratings on the security  from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g.,  where the S&P rating is
     A and the Moody's rating is Baa, a Fitch rating of BBB will be used).  If a security is not rated by Fitch but is rated by only one other  NRSRO,  then the rating on the  security  from the other NRSRO will be used to determine the Fitch Discount Factor (e.g.,  where the only rating on a security is an
     S&P rating of AAA, a Fitch  rating of AAA will be used,  and where the only rating on a security is a Moody's  rating of Ba, a Fitch  rating of BB will be used).  If a security  is not rated by any NRSRO,  the Fund will use the percentage set forth under "Not Rated or Below BB" in the table above.

          The Fitch  Discount  Factors  presented in the  immediately  preceding table apply to Debt  Securities that are Performing and have a Market Value determined by a Pricing  Service or an Approved  Price.  The Fitch Discount
     Factor noted in the table

     above for a Debt  Security  "Not Rated or Below BB" by Fitch shall apply to any  non-Performing  Debt  Security  with a price equal to or greater  than
     $0.90.  The  Fitch  Discount  Factor  noted in the  table  above for a Debt
     Security "Not Rated or Below BB" by Fitch shall apply to any non-Performing
     Debt  Security  with a price less than  $0.90 but equal to or greater  than
     $0.20.  If a Debt  Security  does not have a Market Value  determined  by a
     Pricing Service or an Approved Price, a rating two rating  categories below the actual rating on the Debt Security will be used (e.g., where the actual rating is A-, the rating for Debt Securities  rated BB- will be used).  The
     Fitch Discount Factor for a Debt Security  issued by a limited  partnership that  is not a Rule  144A  Security  shall  be the  Fitch  Discount  Factor determined in accordance with the table set forth above multiplied by 105%.

          The Fitch  Discount  Factors  presented in the  immediately  preceding table will also apply to interest  rate swaps and caps,  whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch  Discount  Factor in the  table;  and (ii)  TRACERs  and  TRAINs, whereby  the  ratings  in the  table  will  be  applied  to the  underlying securities  and the Market Value of each  underlying  security  will be its proportionate  amount of the Market Value of the TRACER or TRAIN. The Fitch
     Discount  Factors  presented in the  immediately  preceding table will also apply to corporate  obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party  credit rating is the basis for the rating on the obligation,  then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

          The Fitch  Discount  Factors  presented in the  immediately  preceding table will also apply to preferred trust certificates,  the rating on which will be determined by the underlying debt instruments in the trust,  unless such  preferred  trust  certificates  are  determined  by Fitch  Ratings to qualify for a traditional  equity discount factor,  in which case the Fitch
     Discount Factor shall be 370%.

                    (D)  Convertible  Securities:   The  Fitch  Discount  Factor
               applied  to  convertible  securities  is (A) 200% for  investment grade  convertibles  and (B)  222%  for  below  investment  grade convertibles so long as such convertible  securities have neither
               (x) conversion  premium greater than 100% nor (y) have a yield to maturity  or yield to worst of  greater  than  15.00%  above  the relevant Treasury curve.

                    The Fitch Discount Factor applied to convertible  securities which have  conversion  premiums of greater than 100% is (A) 152%
               for  investment  grade   convertibles  and  (B)  179%  for  below
               investment  grade   convertibles  so  long  as  such  convertible
               securities  do not have a yield to  maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

                    The Fitch Discount Factor applied to convertible  securities which have a yield to maturity or yield to worse of greater  than
               15.00% above the relevant Treasury curve is 370%.

                    If a  security  is not  rated by  Fitch  but is rated by two other NRSRO's, then the lower of the ratings on the security from the  two  other  NRSRO's  will be used  to  determine  the  Fitch
               Discount Factor (e.g.,  where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other NRSRO,  then the rating on the  security  from the other NRSRO will be used to determine the Fitch Discount Factor (e.g.,  where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used,  and where the only  rating on a  security  is a Moody's rating of Ba, a Fitch  rating of BB will be used).  If a security is not rated by any NRSRO, the Fund will treat the security as if it were below investment grade.

                    (E)  Short-Term  Investments  and Cash:  The Fitch  Discount
               Factor  applied to  short-term  portfolio  securities,  including without  limitation  Debt  Securities,  Short Term  Money  Market
               Instruments and municipal debt obligations,  will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable  within the Fitch Exposure Period; and (C)
               125%, so long as such  portfolio  securities  neither  mature nor have  a  demand  feature  at par  exercisable  within  the  Fitch
               Exposure  Period. A Fitch Discount Factor of 100% will be applied to cash.  Rule 2a-7 money  market funds rated by Fitch or another
               NRSRO will also have a discount  factor of 100%, and unrated Rule
               2a-7 money market funds will have a discount factor of 115%.

                    (F) Common Stock and  Warrants:  The Fitch  discount  factor shall be applied in accordance with the following:

               (a) The Fitch Discount  Factor for U.S.  common stock is (A) 200%
          for  large-cap  stocks;  (B) 233%  for  mid-cap  stocks;  (C) 286% for small-cap stocks; and (D) 370% for other common stocks.

               (b) The  Fitch  Discount  Factor  for  foreign  common  stock  of
          Developed  Countries is (A) 210% for  large-cap  stocks;  (B) 244% for mid-cap stocks;  (C) 300% for small-cap stocks; and (D) 370% for other foreign common stock.

               (c) The Fitch  Discount  Factor for  foreign  common of  Emerging
          Countries is 370% regardless of market capitalization.

          See  "Fitch  Eligible  Assets  - common  stocks"  for  definitions  of large-cap, mid-cap and small-cap stocks.

          See  "Fitch  Eligible  Assets  - common  stocks"  for  definitions  of
          Developed and Emerging Countries.

                    (G) Master Limited  Partnership (MLP) Securities:  The Fitch
               Discount  Factor  applied to MLP  Securities  shall be applied in accordance with the table set forth below:

               ----------------------------- ----------------------------- --------------------------
                                                Fitch Discount Factor        Fitch Discount Factor
                                                     'AAA' Rating                 'AA' Rating
               ----------------------------- ----------------------------- --------------------------
               Large-cap Stocks                          210%                        172%
               ----------------------------- ----------------------------- --------------------------
               Mid-cap Stocks                            243%                        200%
               ----------------------------- ----------------------------- --------------------------
               Small-cap Stocks                          296%                        230%
               ----------------------------- ----------------------------- --------------------------
               Others                                    370%                        250%
               ----------------------------- ----------------------------- --------------------------

               Small-cap  MLPs  refer to MLPs  with a market  capitalization  of greater than $250 million but less than $1 billion;  Mid-cap MLPs refer to MLPs with a market capitalization between $1 billion and
               $2 billion;  Large-cap MLPs are MLPs with a market capitalization over  $2  billion.  The  Fitch  Discount  Factor  applied  to MLP
               Securities  which are restricted as to resale will be 110% of the
               Fitch Discount Factor which would apply was the securities not so restricted.

                    (H) U.S. Government Securities and U.S. Treasury Strips:

  Time Remaining to Maturity                          Discount Factor
  --------------------------                          ---------------
1 year or less....................................           101.5%
2 years or less (but longer than 1 year)..........           103%
3 years or less (but longer than 2 years).........           105%
4 years or less (but longer than 3 years).........           107%
5 years or less (but longer than 4 years).........           109%
7 years or less (but longer than 5 years).........           112%
10 years or less (but longer than 7 years)........           114%
15 years or less (but longer than 10 years).......           122%
20 years or less (but longer than 15 years).......           130%
25 years or less (but longer than 20 years).......           146%
Greater than 25 years.............................           154%

                    (I) Emerging  Market  Debt:  The Fitch  Discount  Factor for
               Emerging  Market  Debt is (A) 285% for  investment  grade and (B)
               370% for non-investment grade.

                    (J)  Foreign  Bonds:  The Fitch  Discount  Factor  (A) for a
               Foreign Bond the principal of which (if not  denominated  in U.S.
               dollars) is subject to a currency hedging transaction will be the
               Fitch Discount  Factor that would otherwise apply to such Foreign
               Bonds  in  accordance  with  this  definition  and  (B) for (1) a
               Foreign Bond the principal of which (if not  denominated  in U.S.
               dollars) is not subject to a currency hedging transaction and (2)
               a  bond  issued  in a  currency  other  than  U.S.  dollars  by a corporation,  limited  liability  company or limited  partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign
               Nation, will be 370%.

                    (K) Rule 144A Securities:  The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which  would  apply  were the  securities  registered  under  the
               Securities Act.

                    (L)  Senior  Loans:  The Fitch  Discount  Factor  applied to senior,  secured  floating rate Loans made to corporate and other business  entities  ("Senior  Loans")  shall  be  the  percentage specified in the table below opposite such Fitch Loan Category:

                                    Fitch Loan Category       Discount Factor
                                    -------------------       ---------------
                                            A                     115%
                                            B                     130%
                                            C                     152%
                                            D                     370%

               Notwithstanding any other provision contained above, for purposes of  determining  whether a Fitch  Eligible  Asset falls  within a specific  Fitch  Loan  Category,  to the  extent  that any  Fitch
               Eligible  Asset would fall within more than one of the Fitch Loan
               Categories,  such Fitch  Eligible  Asset  shall be deemed to fall into the Fitch Loan  Category  with the lowest  applicable  Fitch
               Discount Factor.

                    (M) Swaps  (including  Total Return Swaps and Interest  Rate
               Swaps): Total Return Swaps and Interest Rate Swaps are subject to the following provisions:

                    If the Fund has an outstanding  gain from a swap transaction on a  Valuation  Date,  the  gain  will  be  included  as a Fitch
               Eligible  Asset  subject  to the  Fitch  Discount  Factor  on the counterparty  to the  swap  transaction.  At the  time a swap  is executed,  the Fund will only enter into swap transactions  where the  counterparty  has at least a Fitch  rating of A- or  Moody's rating of A3.

               (a) Only the  cumulative  unsettled  profit and loss from a Total
          Return  Swap  transaction  will be  calculated  when  determining  the
          Preferred  Shares  Basic  Maintenance  Amount.  If  the  Fund  has  an
          outstanding liability from a swap transaction on a Valuation Date, the
          Fund will count such  liability as an  outstanding  liability from the total Fitch Eligible Assets in calculating the Preferred  Shares Basic
          Maintenance Amount.

               (b) In  addition,  for swaps other than Total Return  Swaps,  the
          Market Value of the position  (positive or negative)  will be included as a Fitch Eligible Asset.  The aggregate  notional value of all swaps will not exceed the Liquidation Preference of the Outstanding AMPS.

               (c)(1) The underlying securities subject to a credit default swap sold by the Fund will be  subject  to the  applicable  Fitch  Discount
          Factor  for  each  security  subject  to the  swap;  (2)  If the  Fund purchases a credit default swap and holds the underlying security, the
          Market Value of the credit  default swap and the  underlying  security will be  included  as a Fitch  Eligible  Asset  subject  to the  Fitch
          Discount Factor assessed based on the  counterparty  risk; and (3) the
          Fund will not include a credit  default swap as a Fitch Eligible Asset purchase by the Fund

          without the Fund holding the underlying security or when the Fund buys a credit default swap for a basket of securities  without  holding all the securities in the basket.

                    (N)  Securities  lending:  The Fund may engage in securities lending in an amount not to exceed 10% of the Fund's  total gross assets.  For purposes of calculating  the Preferred  Shares Basic
               Maintenance  Amount,  such  securities  lent shall be included as
               Fitch Eligible Assets with the appropriate  Fitch Discount Factor applied to such lent  security.  The  obligation  to return  such collateral shall not be included as an  obligation/liability  for purposes of calculating  the Preferred  Shares Basic  Maintenance
               Amount.  However,  the  Fund may  reinvest  cash  collateral  for securities lent in conformity with its investment  objectives and policies and the  provisions of these bylaws.  In such event,  to
               the  extent  that  securities  lending  collateral   received  is
               invested  by the Fund in  assets  that  otherwise  would be Fitch
               Eligible  Assets and the value of such assets  exceeds the amount of the Fund's  obligation to return the collateral on a Valuation
               Date,  such excess amount shall be included in the calculation of
               Fitch Eligible  Assets by applying the applicable  Fitch Discount
               Factor to this  amount  and adding  the  product  to total  Fitch
               Eligible  Assets.  Conversely,  if the  value of  assets in which securities  lending collateral has been invested is less then the amount of the Fund's  obligation  to return the  collateral  on a
               Valuation  Date,   such  difference   shall  be  included  as  an
               obligation/liability  of the Fund for purposes of calculating the
               Preferred Shares Basic Maintenance Amount. Collateral received by the Fund in a securities  lending  transaction  and maintained by the Fund in the form  received  shall not be  included as a Fitch
               Eligible Asset for purposes of calculating  the Preferred  Shares
               Basic Maintenance Amount.

                    (O) Real Estate Investment Trusts:

               (a) For common stock and preferred  stock of REITs and other real estate companies, the Fitch Discount Factor applied shall be:

REIT or other real estate company preferred
stock......................................... 154%*
REIT or other real estate
company stock................................. 196%

* Where the  aggregate  Market Value of  securities  invested in REIT  preferred stock exceeds 50% of the aggregate  Market Value of all Fitch  Eligible  Assets, then the applicable  Fitch Discount Factor shall be 200%. (b) For corporate debt securities of REITs, the Fitch Discount Factor applied shall be:

Terms to Maturity                                       AAA          AA          A          BBB         BB          B         Unrated
-----------------                                       ---          --          -          ---         --          -         -------

1 year or less .................................        111%        114%        117%        120%        121%        127%        127%
2 years or less (but longer than
1 year) ........................................        116%        123%        125%        127%        132%        137%        137%

3 years or less (but longer than
2 years) .......................................        121%        125%        127%        131%        133%        140%        152%
4 years or less (but longer than
3 years) .......................................        126%        126%        129%        132%        136%        140%        164%
5 year or less (but longer than 4
years) .........................................        131%        132%        135%        139%        144%        149%        185%
7 years or less (but longer than
5 years) .......................................        140%        143%        146%        152%        159%        167%        228%
10 years or less (but longer than
7 years) .......................................        141%        143%        147%        153%        160%        168%        232%
12 years or less (but longer than
7 years) .......................................        144%        144%        150%        157%        165%        174%        249%
15 years or less (but longer than
12 years) ......................................        148%        151%        155%        163%        172%        182%        274%
30 years or less (but longer than
15 years) ......................................        152%        156%        160%        169%        180%        191%        306%

               If a  security  is not  rated by Fitch  but is rated by two other
          Rating  Agencies,  then the lower of the ratings on the security  from the two other  Rating  Agencies  will be used to  determine  the Fitch
          Discount  Factor  (e.g.,  where the S&P  rating  is A and the  Moody's rating is Baa, a Fitch  rating of BBB will be used).  If a security is not  rated by Fitch  but is rated by only one  other  NRSRO,  then the rating on the security  from the other NRSRO will be used to determine the Fitch Discount  Factor (e.g.,  where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only  rating  on a  security  is a  Moody's  rating of Ba, a Fitch rating of BB will be used).  Securities  rated  either  below B or not rated by any NRSRO shall be treated as "Unrated" in the table above.

                    (P) Futures and call options:  For purposes of the Preferred
               Shares Basic Maintenance  Amount,  futures held by the Fund shall not be included as Fitch Eligible  Assets.  However,  such assets shall be valued at market  value by  subtracting  the good  faith margin and the maximum daily trading variance as of the Valuation
               Date.  Options  purchased  by the Fund shall not be  included  as
               Fitch Eligible Assets. For written covered call options (when the
               Fund  holds the  underlying  position),  to  determine  the Fitch
               Eligible Asset,  use the product of (a) the number of exercisable shares in the  contract,  and (b) the  lesser  of (i) the  market value of the underlying security,  and (ii) the strike price. For written uncovered call options, to determine the reduction in the aggregate Fitch Discounted Value, use the greater of (a) zero and
               (b) the  product of (i) the number of  exercisable  shares in the contract,  and (ii) the  product of (1) the  market  value of the underlying  security  or index  and (2) the  applicable  discount factor,  less the

               strike price. For written put options, to determine the reduction in the aggregate Fitch  Discounted  Value, use the greater of (a)
               zero and (b) the product of (i) the number of exercisable  shares in the  contract,  and (ii) the strike price less the quotient of
               (1) the market value of the underlying security or index, and (2)
               the applicable discount factor.

                    (Q)  Asset-backed  and   mortgage-backed   securities:   The
               percentage   determined   by  reference  to  the  asset  type  in
               accordance with the table set forth below:

                                       Asset Type (with                                           Discount
                          time remaining to maturity, if applicable)                               Factor

U.S. Treasury/agency securities (10 years or less)                                                   118%
U.S. Treasury/agency securities (greater than 10 years)                                              127%
U.S. agency sequentials (10 years or less)                                                           128%
U.S. agency sequentials (greater than 10 years)                                                      142%
U.S. agency principal only securities                                                                236%
U.S. agency interest only securities (with Market Value greater than $0.40)                          696%
U.S. agency interest only securities (with Market Value less than or equal to $0.40)                 214%
AAA LockOut securities, interest only                                                                236%
U.S. agency planned amortization class bonds (10 years or less)                                      115%
U.S. agency planned amortization class bonds (greater than 10 years)                                 136%
AAA sequentials (10 years or less)                                                                   118%
AAA sequentials (greater than 10 years)                                                              135%
AAA planned amortization class bonds (10 years or less)                                              115%
AAA planned amortization class bonds (greater than 10 years)                                         140%
Jumbo mortgage rated AAA(1)                                                                          123%
Jumbo mortgage rated AA(1)                                                                           130%
Jumbo mortgage rated A(1)                                                                            136%
Jumbo mortgage rated BBB(1)                                                                          159%
Commercial mortgage-backed securities rated AAA                                                      131%
Commercial mortgage-backed securities rated AA                                                       139%
Commercial mortgage-backed securities rated A                                                        148%
Commercial mortgage-backed securities rated BBB                                                      177%
Commercial mortgage-backed securities rated BB                                                       283%
Commercial mortgage-backed securities rated B                                                        379%
Commercial mortgage-backed securities rated CCC or not rated                                         950%

(1) Applies to jumbo  mortgages,  credit cards,  auto loans,  home equity loans, manufactured housing and prime  mortgage-backed  securities not issued by a U.S.
agency or instrumentality.

                                       10

                    (R) Catastrophe  Bonds: The Fitch Discount Factor applied to
               Catastrophe Bonds will be 333.33%.

                    (S) Structured  Notes:  The Fitch Discount Factor applied to
               Structured  Notes will be (a) in the case of a corporate  issuer, the Fitch Discount  Factor  determined in accordance  with clause
               (C) under this  definition,  whereby  the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Fitch Discount Factor in the table in clause  (C);  and (b) in the case of an  issuer  that is the U.S.
               government  or an agency or  instrumentality  thereof,  the Fitch
               Discount  Factor  determined in accordance  with clause (E) under this definition.

                    (T) Municipal  Obligations:  The Fitch  Discount  Factor for
               Municipal  Obligations is the percentage  determined by reference to the rating on such asset and the shortest  Exposure Period set forth  opposite  such  rating  that is the same  length  as or is longer than the Exposure Period, in accordance with the table set forth below:

                                                   RATING CATEGORY
Exposure Period                       AAA*        AA*        A*         BBB*        F1**        Unrated***
---------------                       ---         --         -          ---         --          -------
7 weeks...............................151%        159%       166%       173%        136%        225%
8 weeks or less but
greater than 7 weeks..................154%        161%       168%       176%        137%        231%
9 weeks or less but
greater than 8 weeks..................158%        163%       170%       177%        138%        240%
----------------

*Fitch rating (or, if not rated by Fitch,  see the definition of "Fitch Eligible
Asset" below).

**Municipal  Obligations  rated F1 by Fitch (or, if not rated by Fitch,  see the definition  of "Fitch  Eligible  Asset"  below),  which do not  mature or have a demand  feature at par  exercisable in 30 days and which do not have a long-term rating.

***Includes Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch,  see the  definition  of "Fitch  Eligible  Asset"  below) and  unrated securities.  Notwithstanding  the foregoing,  (i) the Fitch Discount  Factor for short-term  Municipal  Obligations  will be  115%,  so  long  as such  Municipal
Obligations  are rated at least F2 by Fitch  (or,  if not rated by Fitch,  rated
MIG-1,  VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand  feature at par  exercisable in 30 days or less, and (ii) no Fitch
Discount  Factor  will  be  applied  to  cash or to  Receivables  for  Municipal
Obligations Sold.

               (U) Royalty Trusts:  The Fitch Discount Factor applied to Royalty
          Trusts shall be applied in accordance with the table set forth below:

                                       11

---------------------------- -------------------------- ---------------------------
                               Fitch Discount Factor      Fitch Discount Factor
                                   'AAA' Rating                'AA' Rating
---------------------------- -------------------------- ---------------------------
Large-cap                              225%                        184%
---------------------------- -------------------------- ---------------------------
Mid-cap                                260%                        214%
---------------------------- -------------------------- ---------------------------
Small-cap                              317%                        246%
---------------------------- -------------------------- ---------------------------
Others                                 396%                        268%
---------------------------- -------------------------- ---------------------------

          Small-cap  Royalty  Trusts  refer  to  Royalty  Trusts  with a  market capitalization  of greater than $250 million but less than $1 billion;
          Mid-cap   Royalty  Trusts  refer  to  Royalty  Trusts  with  a  market capitalization  between $1 billion and $2 billion;  Large-cap  Royalty
          Trusts  are  Royalty  Trusts  with a  market  capitalization  over  $2 billion. The Fitch Discount Factor applied to Royalty Trusts which are restricted  as to  resale  will be 110% of the Fitch  Discount  Factor which would apply was the securities not so restricted.

               (V) Marine Transportation  Securities:  The Fitch Discount Factor
          applied  to  Marine  Transportation  Securities  shall be  applied  in accordance with the table set forth below:

---------------------------- -------------------------- ---------------------------
                               Fitch Discount Factor      Fitch Discount Factor
                                   'AAA' Rating                'AA' Rating
---------------------------- -------------------------- ---------------------------
Large-cap                              210%                        172%
---------------------------- -------------------------- ---------------------------
Mid-cap                                243%                        200%
---------------------------- -------------------------- ---------------------------
Small-cap                              296%                        230%
---------------------------- -------------------------- ---------------------------
Others                                 370%                        250%
---------------------------- -------------------------- ---------------------------

               (W) Securities  subject to credit  derivatives:  A security whose credit risk is hedged by a long position in a credit derivative with a swap counterparty approved by the Board of Directors of the Fund shall apply  the  relevant  Fitch  Discount  Factor  described  above to the combined  value of the security and the  derivative(s)  calculated  as follows:  (i)  If  the  remaining  term  to  maturity  of  the  credit derivative  is at least 95% but not more  than  105% of the  remaining term to maturity of the security whose credit it is  protecting,  then the Fitch  Discount  Factor will be based upon the  remaining  term to maturity  of the  security  and the  rating of the  credit  derivative counterparty,  multiplied by 110%;  or (ii) if the  remaining  term to maturity  of the credit  derivative  is greater  than 49 days but less than 95% of the  remaining  term to  maturity  of the  security  whose credit it is protecting,  then the Fitch  Discount  Factor will be the
          Fitch  Discount  Factor of the security  that is subject to the credit derivative  minus the product of (a) the remaining term to maturity of the credit derivative divided by the remaining term to maturity of the security  that is subject to the credit  derivative  and (b) the Fitch
          Discount  Factor  of the  security  that  is  subject  to  the  credit derivative  minus the Fitch Discount  Factor  calculated in (i) above;
          provided,  however,  that if Fitch provides a Fitch Discount Factor in writing,  that  Discount  Factor shall be used in lieu of (i) or (ii);
          the  use of  the  foregoing  Fitch  Discount  Factors  is  subject  to reporting of the components of the credit hedge to Fitch by the Fund.

                                       12

               (X) Synthetic  Assets:  The Fitch Discount Factor for a Synthetic
          Asset,  which is a combination of a security and a derivative(s)  that together are a close economic  substitute for a Fitch Eligible  Asset, shall be the Fitch Discount  Factor that would be applied to the Fitch
          Eligible  Asset that the  Synthetic  Asset is intended  to  replicate, multiplied by 120%.

               (Y) Hedge Instruments: The Fitch Discount Factor for a derivative contract  that is not covered by (W) or (X) above shall be  determined as follows:

                    (1) For exchange-traded options on futures contracts on U.S.
               Treasury Bonds and U.S. Treasury Notes, the Fitch Discount Factor
               shall be the Fitch Discount Factor for U.S. Government Securities
               whose  maturity  equals  the  maturity  of the  longest  security deliverable into the underlying futures contract;

                    (2) For  exchange-traded  options  on futures  contracts  on interest rate swaps, obligations of agencies or instrumentalities of the U.S. and  Eurodollars,  the Fitch Discount Factor shall be the Fitch Discount Factor for Aaa-rated Corporate Debt Securities whose  maturity  equals  the  maturity  of the  longest  security deliverable into the underlying futures contract;

                    (3) For over the  counter  interest  rate  swaps,  the Fitch
               Discount  Factor shall be the Fitch Discount Factor for corporate debt securities  whose rating equals the  counterparty  rating of the swap  counterparty  and whose maturity equals the maturity of the underlying interest rate swap;

                    (4) For over the counter  interest rate  swaptions and other interest rate  options,  the Fitch  Discount  Factor shall be the
               Fitch Discount Factor for corporate debt securities  whose rating equals the  counterparty  rating of the option  counterparty  and whose  maturity  equals the maturity of the interest rate swap or security underlying the option; or

                    (5) Otherwise,  the Fitch Discount  Factor provided by Fitch in writing.

          j. "Fitch Eligible Asset" means:

               (A) cash  (including  interest and  dividends due on assets rated
          (1) BBB or higher by Fitch or the  equivalent  by another NRSRO if the payment date is within five Business Days of the Valuation Date, (2) A or higher by Fitch or the  equivalent  by another NRSRO if the payment date is within thirty days of the Valuation Date, and (3) A+ or higher by Fitch or the  equivalent  by another  NRSRO if the payment  date is within the Fitch Exposure  Period) and  receivables for Fitch Eligible
          Assets sold if the  receivable is due within five Business Days of

                                       13

          the Valuation Date, and if the trades which generated such receivables are settled within five Business Days;

               (B)  Short  Term  Money  Market  Instruments  so long as (1) such securities  are  rated at least  F1+ by  Fitch  or the  equivalent  by another NRSRO, (2) in the case of demand  deposits,  time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the  equivalent  by  another  NRSRO,  or (3) in all other  cases,  the supporting  entity (x) is rated at least A by Fitch or the  equivalent by another NRSRO and the security  matures  within three months or (y)
          is rated at least AA by Fitch or the  equivalent  by another NRSRO and the security  matures  within six months;  in  addition,  money market funds  subject  to Rule  2a-7  under  the 1940  Act are also  eligible investments;

               (C) U.S. Government Securities and U.S. Treasury Strips;

               (D) debt securities if such securities have been registered under the U.S.  Securities  Act  ("Securities  Act") or are restricted as to resale under U.S. federal  securities laws but are eligible for resale pursuant to Rule 144A under the  Securities  Act; and such  securities are issued by (1) a U.S.  corporation,  limited  liability  company or limited partnership,  (2) a corporation,  limited liability company or limited  partnership  or similar  entity  domiciled in a country whose sovereign debt rating in a non-local  currency is assigned a rating of
          "AAA" ("Approved Foreign Nations"), (3) the government of any Approved
          Foreign Nation or any of its agencies,  instrumentalities or political subdivisions  (the debt securities of Approved  Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited  partnership  domiciled in Canada
          or  (5)   the   Canadian   government   or   any   of  its   agencies,
          instrumentalities  or political  subdivisions  (the debt securities of
          Canadian issuers being referred to collectively as "Canadian  Bonds").
          Foreign Bonds held by the Fund will qualify as Fitch  Eligible  Assets only up to a  maximum  of 20% of the  aggregate  Market  Value  of all assets constituting Fitch Eligible Assets.  Similarly,  Canadian Bonds
          held by the Fund will  qualify as Fitch  Eligible  Assets only up to a
          maximum  of  20%  of  the   aggregate   Market  Value  of  all  assets
          constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences,  Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of
          30% of the  aggregate  Market Value of all assets  constituting  Fitch
          Eligible  Assets.  In addition,  bonds which are issued in  connection
          with   a   reorganization    under   U.S.   federal   bankruptcy   law
          ("Reorganization   Bonds")   will  be   considered   debt   securities
          constituting  Fitch  Eligible  Assets if (a) they provide for periodic payment of interest in cash in U.S.  dollars or euros; (b) they do not provide for  conversion  or exchange  into equity  capital at any time over their lives;  (c) they have been registered  under the Securities
          Act or are restricted as to resale under federal  securities  laws but are eligible for trading under Rule 144A  promulgated  pursuant to the
          Securities  Act as  determined  by the  Fund's  investment  manager or portfolio manager acting pursuant to procedures  approved by the Board of Trustees of the Fund;  (d) they were issued by a U.S.  corporation, limited liability

                                       14

          company or limited  partnership;  and (e) at the time of  purchase  at
          least  one  year  had  elapsed  since  the  issuer's   reorganization.
          Reorganization   Bonds  may  also  be   considered   debt   securities
          constituting  Fitch  Eligible  Assets if they have  been  approved  by
          Fitch,  which approval shall not be  unreasonably  withheld.  All debt securities  satisfying the foregoing  requirements and restrictions of this paragraph are herein referred to as "Debt Securities";

               (E) debt securities of a corporation,  limited  liability company or limited  partnership  or similar  entity  domiciled  in an Emerging
          Market (as defined below) and debt securities of the government of any
          Emerging Market or any of its agencies, instrumentalities or political subdivisions  (the debt  securities of Emerging  Market  issuers being referred to collectively as "Emerging  Market Debt.") Emerging markets are (1)  countries  classified  by the World Bank as having a "low" or
          "middle" per capital income;  (2) countries that have restructured its sovereign debt during the past 10 years or currently has  restructured sovereign  external  debt  outstanding;  or (3)  countries  assigned a long-term,  foreign  currency/sovereign  rating  below A3/A- by Fitch,
          Moody's or S&P;

               (F) preferred stocks if (1) dividends on such preferred stock are cumulative,  (2) such securities  provide for the periodic  payment of dividends  thereon in cash in U.S. dollars or Euros and do not provide for conversion or exchange into, or have warrants  attached  entitling the holder to receive,  equity capital at any time over the respective lives of such securities, (3) the issuer of such a preferred stock has common  stock  listed  on  either  the New York  Stock  Exchange,  the
          American Stock Exchange or the  over-the-counter  market,  and (4) the issuer of such  preferred  stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent  rating by another  NRSRO.  In addition,  the preferred  stock's issue must be at least $50 million;

               (G) Middle Market Bank Preferred Stock;

               (H)  municipal  obligations  that (i) pay interest in cash,  (ii)
          does not have its Fitch rating, as applicable, suspended by Fitch, and
          (iii)  is  part of an  issue  of  municipal  obligations  of at  least
          $10,000,000.   In  addition,   municipal  obligations  in  the  Fund's
          portfolio  must be within the  following  investment  guidelines to be
          Fitch Eligible Assets.

                                                Minimum               Maximum Single              Maximum State
                                               Issue Size           Underlying Obligor              Allowed
Rating                                      ($ Millions) (1)          Issuer (%) (2)               (%) (2)(3)
----------                                -------------------       ------------------         -----------------
AAA.................................               10                      100                        100
AA..................................               10                       20                         60
A...................................               10                       10                         40

                                       15

BBB.................................               10                        6                         20
BB..................................               10                        4                         12
B...................................               10                        3                         12
CCC.................................               10                        2                         12
--------------------

(1) Preferred stock has a minimum issue size of $50 million.
(2) The  referenced  percentage  represents  maximum  cumulating  total  for the related rating category and each lower rating  category.  (3) Territorial  bonds
(other  than those  issued by Puerto  Rico and  counted  collectively)  are each limited to 10% of Fitch Eligible Assets. For  diversification  purposes,  Puerto
Rico will be treated as a state.

               For purposes of applying the foregoing  requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not
          rated  by  Fitch  but is rated by  Moody's  and  S&P,  such  Municipal
          Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch  rating  which is the lower of the  Moody's  and S&P rating.  If a Municipal  Obligation is not rated by Fitch but is rated by Moody's or S&P, such  Municipal  Obligation  (excluding  short-term
          Municipal  Obligations)  will be deemed to have such rating.  Eligible
          Assets shall be  calculated  without  including  cash;  and  Municipal
          Obligations rated F1 by Fitch or, if not rated by Fitch,  rated MIG-1,
          VMIG-1 or P-1 by Moody's;  or, if not rated by Moody's,  rated A-1+/AA or SP-1+/AA by S&P shall be considered  to have a long-term  rating of
          A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal  Obligation at a future date, such Municipal Obligation shall be valued at its  Discounted  Value for purposes of  determining
          Fitch Eligible Assets,  and the amount of the repurchase price of such
          Municipal  Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic  Maintenance  Amount.  When the
          Fund  purchases  a Fitch  Eligible  Asset  and  agrees to sell it at a future date,  such Fitch  Eligible Asset shall be valued at the amount of cash to be  received by the Fund upon such  future  date,  provided that the  counterparty  to the transaction has a long-term debt rating of at least A by Fitch and the  transaction has a term of no more than
          30 days;  otherwise,  such Fitch Eligible Asset shall be valued at the
          Discounted Value of such Fitch Eligible Asset.

               Notwithstanding the foregoing,  an asset will not be considered a
          Fitch Eligible Asset for purposes of determining the Preferred  Shares
          Basic  Maintenance  Amount  to the  extent  it is (i)  subject  to any
          material  lien,  mortgage,   pledge,  security  interest  or  security
          agreement of any kind  (collectively,  "Liens"),  except for (a) Liens which are being contested in good faith by appropriate proceedings and which  Fitch (if Fitch is then rating the AMPS) has  indicated  to the
          Fund will not  affect  the  status of such  asset as a Fitch  Eligible
          Asset,  (b) Liens for taxes that are not then due and  payable or that can be paid thereafter  without  penalty,  (c) Liens to secure payment for services  rendered or cash advanced to the Fund by the  investment adviser,  custodian or the Auction  Agent,  (d) Liens by

                                       16

          virtue of any repurchase  agreement,  and (e) Liens in connection with any futures  margin  account;  or (ii) deposited  irrevocably  for the payment of any  liabilities  for purposes of determining the Preferred
          Shares Basic Maintenance Amount.

               (I)  common  stock (i) (A) which are traded on the New York Stock
          Exchange,  the  American  Stock  Exchange  or in the  over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S.
          dollars,  and (C) which may be sold without  restriction  by the Fund;
          provided, however, that (1) common stock which, while a Fitch Eligible
          Asset owned by the Fund,  ceases paying any regular cash dividend will no longer be considered a Fitch  Eligible Asset until 60 calendar days after  the date of the  announcement  of such  cessation,  unless  the issuer of the common stock has senior debt  securities  rated at least
          A- by Fitch and (2) the aggregate  Market Value of the Fund's holdings of the common stock of any issuer in excess of 5% per US issuer of the number of  Outstanding  shares  times the Market  Value of such common stock  shall not be a  Fitch's  Eligible  Asset and (3) the  aggregate
          Market Value of the Fund's holdings of the foreign common stock of any issuer in excess of the average  monthly trading volume shall not be a
          Fitch's  Eligible Asset;  (ii) securities  denominated in any currency other than the U.S.  dollar or securities of issuers  formed under the laws of jurisdictions other than the United States, its states and the
          District  of Columbia or  securities  that trade on a non-US  exchange
          ("Foreign  Common  Stock") must be listed on an exchange for a minimum of one year; (iii) Developed  Countries  include  Australia,  Austria,
          Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong,
          Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal,
          Singapore,  Spain,  Sweden,  Switzerland,   and  the  United  Kingdom;
          Emerging Countries refer to foreign countries not defined by Developed
          Countries; (iv) Small-cap stocks refer to with a market capitalization between $300 million to $2 billion; Mid-cap stocks refer to stock with a market  capitalization  greater  than $2  billion  but less than $10 billion;  Large-cap stocks refer to stock with a market capitalization greater than $10 billion.

                 Fitch Common Stock Diversification Guidelines:
                 ---------------------------------------------
                 Type:                 Max. Single Issuer (%)(1)

                 Large-cap                      5%
                 Mid-cap                        5%
                 Small-cap                      5%

------------------------------------
(1)  Percentages  represent  both a portion of the  aggregate  market  value and number of outstanding shares of the common stock portfolio.

               (J) warrants on common stocks described above;

               (K) Master  Limited  Partnership  (MLP)  Securities,  which shall include the following securities,  restricted or unrestricted,  issued by an MLP or an

                                       17

          affiliate of an MLP: (1) common units,  (2)  convertible  subordinated units,  (3) I-Shares,  (4) I-units,  (5) LLC  securities  and (6) debt securities.  An investment by the Company in the MLP Securities of any single  issuer  will  qualify  as a Fitch  Eligible  Asset only to the extent that such investment constitutes 10% of the total assets of the
          Company.  The amount by which an investment  in the MLP  Securities of any single issuer  exceeds 10% of the total assets of the Company will not qualify as a Fitch Eligible Asset;

               (L) Senior Loans;

               (M) Rule 144A Securities;

               (N) asset-backed and mortgage-backed securities;

               (O) Catastrophe Bonds;

               (P) REIT and other real estate company securities,  subject to 5%
          issuer  limitation  (including  common,   preferred,  debt  and  other
          securities);

               (Q) TRACERs, TRAINs and Structured Notes;

               (R) Fitch Hedging Transactions;

               (S) Swaps, including Total Return Swaps entered into according to
          ISDA;

               (T)  Canadian   Royalty   Trusts  and  Canadian   Income   Trusts
          (collectively,  "Royalty Trusts"),  whose primary business  operations
          are  in  the  energy   sector,   which  shall  include  the  following
          securities,  restricted or unrestricted,  issued by a Royalty Trust or an affiliate of a Royalty  Trust : (1) common units,  (2)  convertible subordinated units, (3) I-Shares,  (4) I-units, (5) LLC securities and
          (6) debt  securities.  An  investment  by the  Company in the  Royalty
          Trusts of any single  issuer will  qualify as a Fitch  Eligible  Asset only to the extent that such  investment  constitutes 10% of the total assets  of the  Company.  The  amount  by which an  investment  in the
          Royalty Trusts of any single issuer exceeds 10% of the total assets of the Company will not qualify as a Fitch Eligible Asset; and

               (U) Marine Transportation  Securities,  subject to limitations in
          (I) common stocks above.

               (V) Hedge Instruments: the intrinsic value (i.e. the market price of the  underlying  security  minus the strike  price in the case of a call  option,  and the  strike  price  minus the  market  price of the underlying  security  in the  case of a put  option)  of  long  option positions that are described under "Hedge Instruments" under (ii) (xi)
          and, if positive from the perspective of the Fund, the  mark-to-market value of interest  rate  derivatives  or credit  derivatives  that are described  under  "Hedge  Instruments"  under  (ii)  (xi),  subject to reporting  of the  calculation

                                       18

          of the discounted value of the hedge instruments by the Fund to Fitch.
          Over-the-counter  options and swaptions with  expirations  longer than one-year  from  the  Valuation  Date  will  not be  included  in Fitch
          Eligible Assets.

               (W)  Credit  Derivatives:  A  security  that  otherwise  would be ineligible  under the foregoing  limitations  solely due to its credit
          rating  but  whose  credit   default  risk  is  protected  by  a  long
          position(s) in credit derivatives with swap counterparties approved by the Board of  Directors  of the Fund and rated BBB- or higher by Fitch
          (or, if not rated by Fitch, the equivalent  rating by S&P or Moody's), subject to reporting of the credit derivative by the Fund to Fitch.

               (X) Synthetic Assets: A Synthetic Asset shall be a Fitch Eligible
          Asset  if the  security  that  the  Synthetic  Asset  is  intended  to replicate  would be a Fitch  Eligible  Asset  under any of (i) through
          (vii) above,  subject to reporting of the  components of the synthetic position by the Fund to Fitch.

Financial  contracts,  as such term is defined in Section  3(c)(2)(B)(ii) of the
1940 Act, not otherwise provided for in this definition may be included in Fitch
Eligible Assets, but, with respect to any financial contract,  only upon receipt by the Fund of a writing from Fitch  specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial  contract in the manner so specified  would not affect the credit rating assigned by Fitch to the Preferred Shares.

Where the Fund sells an asset and agrees to repurchase such asset in the future, the  Discounted  Value of such asset will  constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon  repurchase of such asset will count as a  liability  for the  purposes of the  Preferred  Shares  Basic  Maintenance
Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future,  cash  receivable  by the Fund  thereby  will  constitute a Fitch
Eligible Asset if the long-term debt of such other party is rated at least A- by
Fitch or the  equivalent by another  Rating Agency and such agreement has a term of 30 days or less;  otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset. Notwithstanding the foregoing, where the Fund loans a security, if the loan is fully collateralized by money market securities or money market mutual fund shares,  then only (a) the value of the money market securities  or money  market  mutual fund shares held by the Fund  pursuant to a securities  lending program  multiplied by 100% if such money market mutual fund shares  are rated  "AAA" by Fitch  (or,  if not rated by Fitch,  the  equivalent rating by S&P or Moody's)  or by 90% if such money  market  securities  or money market  mutual  fund  shares are not rated  "AAA" by Fitch (or,  if not rated by
Fitch,  the equivalent  rating by S&P or Moody's) minus (b) the aggregate amount borrowed against the loaned securities,  if (a) minus (b) is negative,  shall be counted as a liability for purposes of  calculating  the  Preferred  Share Basic
Maintenance Amount.

Notwithstanding the foregoing,  an asset will not be considered a Fitch Eligible
Asset to the extent that it has been  irrevocably  deposited  for the payment of
(i)(A) through (i)(E) under the definition of Preferred Basic Maintenance Amount or to the  extent it is subject  to any  Liens,  except for (A) Liens  which are being  contested in good faith by  appropriate  proceedings  and which Fitch has indicated  to the Fund  will not  affect  the  status  of such  asset as a Fitch
Eligible  Asset,  (B) Liens for taxes that are not then due and  payable or that can be paid thereafter without

                                       19

penalty,  (C) Liens to secure payment for services  rendered or cash advanced to the Fund by its  investment  adviser,  the Fund's  custodian,  transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

In addition and where applicable,  portfolio holdings as described below must be within the following  diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

         Security Rated At            Maximum Single            Maximum Single          Minimum Issue Size
         Least                           Issuer(1)              Industry(1,2)           ($ in million)(3)

              AAA                             100%                     100%              $100
              AA-                              20                       75               100
              A-                               10                       50               100
              BBB-                             6                        25               100
              BB-                              4                        16               50
              B-                               3                        12               50
              CCC                              2                         8               50
     ------------

(1)  Percentages  represent  a  portion  of the  aggregate  market  value of the portfolio holdings.
(2)  Industries are determined according to Fitch's Industry Classifications, as defined herein.
(3)  Preferred  stock has a minimum  issue  size of $50  million  for all rating categories in the table.

     k. "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

     l. "Fitch Hedging Transactions" means purchases or sales of exchange-traded financial  futures  contracts  based on any index  approved  by Fitch,  LIBOR or
Treasury Bonds, and purchases,  writings or sales of exchange-traded put options on such futures contracts,  any index approved by Fitch, LIBOR or Treasury Bonds and  purchases,  writings  or  sales of  exchange-traded  call  options  on such financial  futures  contracts,  any index  approved by Fitch,  LIBOR or Treasury bonds, subject to the following limitations:v.

          (i) The Fund may not engage in any Fitch Hedging  Transaction based on any index  approved by Fitch  (other  than  transactions  that  terminate a futures  contract  or  option  held by the Fund by the  Fund's  taking  the opposite  position thereto ("closing  transactions"))  that would cause the
     Fund at the  time  of such  transaction  to own or  have  sold  outstanding financial  futures contracts based on such index exceeding in number 10% of the average number of daily traded  financial  futures  contracts  based on such index in the 30 days preceding the time of effecting such  transaction as reported by The Wall Street Journal.

          (ii) The Fund will not engage in any Fitch Hedging  Transaction  based on Treasury  Bonds or LIBOR  (other than closing  transactions)  that would cause the Fund at the time of such transaction to own or have sold:

               (A)  Outstanding  financial  futures  contracts based on Treasury
          Bonds or LIBOR with such  contracts  having an aggregate  market value exceeding

                                       20

          20% of the aggregate  market value of Fitch  Eligible  Assets owned by the Fund and  rated at least AA by Fitch  (or,  if not  rated by Fitch
          Ratings,  rated at least Aa by  Moody's;  or, if not rated by Moody's, rated at least AAA by S&P); or

               (B)  Outstanding  financial  futures  contracts based on Treasury
          Bonds or LIBOR with such  contracts  having an aggregate  market value exceeding  40% of the  aggregate  market  value of all Fitch  Eligible
          Assets  owned by the Fund (other than Fitch  Eligible  Assets  already subject  to a Fitch  Hedging  Transaction)  and  rated at least BBB by
          Fitch  (or,  if not  rated by  Fitch  Ratings,  rated at least  Baa by
          Moody's;  or, if not rated by  Moody's,  rated at least A by S&P) (for purposes  of the  foregoing  clauses  (i) and (ii),  the Fund shall be deemed to own futures contracts that underlie any outstanding  options written by the Fund);

          (iii) The Fund may  engage in  closing  transactions  to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street
     Journal is less than an amount to be mutually  determined  by Fitch and the
     Fund.

          (iv) The Fund may not  enter  into an option  or  futures  transaction unless,  after giving effect thereto, the Fund would continue to have Fitch
     Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

          n.  "Fitch  Industry  Classifications"  means,  for  the  purposes  of
     determining  Fitch  Eligible  Assets,   each  of  the  following   industry
     classifications:

             Aerospace & Defense
             Automobiles
             Banking, Finance & Real Estate
             Broadcasting & Media
             Building & Materials
             Cable
             Chemicals
             Computers & Electronics
             Consumer Products Energy
             Environmental Services
             Farming & Agriculture
             Food, Beverage & Tobacco
             Gaming, Lodging & Restaurants
             Healthcare & Pharmaceuticals
             Industrial/Manufacturing
             Insurance
             Leisure & Entertainment
             Metals & Mining
             Miscellaneous
             Packaging and Containers

                                       21

             Paper & Forest Products
             Retail
             Sovereign
             Structured Finance Obligations
             Supermarkets & Drugstores
             Telecommunications
             Textiles & Furniture
             Transportation
             Utilities

The Fund shall use its discretion in determining  which industry  classification is applicable to a particular investment.

          o. "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

                    (i) "Fitch  Loan  Category  A" means  Performing  Bank Loans which have a Market  Value or an Approved  Price  greater than or equal to $0.90.

                    (ii) "Fitch  Loan  Category B" means:  (A)  Performing  Bank
               Loans which have a Market Value or an Approved Price greater than or equal to $0.80 but less  than  $0.90;  and (B)  non-Performing
               Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

                    (iii)  "Fitch  Loan  Category C" means (A)  Performing  Bank
               Loans which have a Market Value or an Approved Price greater than or equal to $0.70 but less than $0.80;  (B)  non-Performing  Bank
               Loans which have a Market Value or an Approved Price greater than or equal to $0.75 but less than $0.85;  and (C)  Performing  Bank
               Loans  without  an  Approved  Price  rated BB- or higher by Fitch
               Ratings. If a security is not rated by Fitch Ratings but is rated by two  other  NRSROs,  then  the  lower  of the  ratings  on the security  from the two other NRSROs will be used to determine the
               Fitch Discount  Factor (e.g.,  where the S&P rating is A- and the
               Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used).  If a security is not rated by Fitch  Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch  Discount  Factor
               (e.g.,  where the only  rating on a security  is an S&P rating of
               AAA-, a rating by Fitch  Ratings of AAA- will be used,  and where the only  rating  on a  security  is a Moody's  rating of Ba3,  a rating by Fitch Ratings of BB- will be used).

                    (iv) "Fitch Loan  Category D" means Bank Loans not described in any of the foregoing categories.

                    Notwithstanding  any other provision  contained  above,  for purposes  of  determining  whether a Fitch  Eligible  Asset falls within a specific  Fitch Loan  Category,  to the extent  that any
               Fitch  Eligible  Asset  would  fall in more than one of the Fitch
               Loan

                                       22

               Categories,  such Fitch  Eligible  Asset  shall be deemed to fall into the Fitch Loan  Category  with the lowest  applicable  Fitch
               Discount Factor.

               p. "Foreign Bonds" has the meaning set forth in clause (D) of the definition of "Fitch Eligible Assets."

               q. "Interest Rate Swap" means an arrangement  whereby two parties
          (called  counterparties)  enter into an agreement to exchange periodic interest  payments.  The dollar amount the  counterparties pay to each other is an  agreed-upon  periodic  interest  rate  multiplied by some predetermined dollar principal,  called the notional principal amount.
          No principal is exchanged  between  parties to the  transaction;  only interest is exchanged.

               r.  "Interest  Rate Cap" means an options  contract which puts an upper limit on a floating  exchange  rate.  The contract  protects the holder from rises in short-term  interest rates by making a payment to the holder when an  underlying  interest  rate (the index or reference interest rate) exceeds a specified strike rate (the cap rate).

               s. "Middle  Market Bank Preferred  Stock" means,  for purposes of determining  the applicable  Fitch Discount  Factor,  adjustable  rate non-cumulative perpetual preferred stock issued by small- to mid-sized banks with assets of between $200 million and $10 billion.

               t.  "Performing"  means with respect to any asset,  the issuer of such  investment  is not in  default  of any  payment  obligations  in respect thereof.

               u. "Pricing Service" means any pricing service  designated by the
          Board of  Trustees of the Fund and  approved  by Fitch or Moody's,  as applicable,  for purposes of determining whether the Fund has Eligible
          Assets with an aggregate  Discounted  Value that equals or exceeds the
          Preferred Shares Basic Maintenance Amount.

               v. "Short-Term Money Market Instrument" means the following types of  instruments  if,  on the date of  purchase  or  other  acquisition thereof by the Fund, the remaining term to maturity  thereof is not in excess of 180 days:

                    (i)  commercial  paper  rated A-1 if such  commercial  paper matures in 30 days or A-1+ if such  commercial  paper  matures in over 30 days;

                    (ii) demand or time  deposits in, and  banker's  acceptances and  certificates  of deposit of (A) a depository  institution or trust company incorporated under the laws of the United States of
               America or any state thereof or the District of Columbia or (B) a
               United  States  branch  office or agency of a foreign  depository institution  (provided  that  such  branch  office  or  agency is subject  to  banking  regulation  under  the  laws of the  United
               States, any state thereof or the District of Columbia);

                    (iii) overnight funds;

                    (iv) U.S. Government Securities; and

                                       23

                    (v) Eurodollar  demand or time deposits in, or  certificates of deposit of, the head office or the London  branch  office of a depository  institution or trust company if the  certificates  of deposit,  if any, and the long-term  unsecured  debt  obligations
               (other  than such  obligations  the ratings of which are based on the  credit  of a person  or entity  other  than such  depository institution or trust company) of such  depository  institution or
               Fund company that have (1) credit  ratings on such Valuation Date of at least P-1 from  Moody's  and  either F1+ from Fitch or A-1+
               from S&P,  in the case of  commercial  paper or  certificates  of deposit,  and (2)  credit  ratings on each  Valuation  Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term  unsecured debt  obligations;  provided, however,  that in the case of any such investment that matures in no more than one  Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing  requirements shall be applicable except that the required  long-term  unsecured debt credit  rating of such  depository  institution  or trust company from  Moody's,  Fitch  and S&P  shall  be at  least  A2, A and A, respectively;  and provided further,  however, that the foregoing credit rating requirements shall be deemed to be met with respect to  a  depository  institution  or  trust  company  if  (1)  such
               depository   institution   or  trust  company  is  the  principal
               depository  institution  in a  holding  company  system,  (2) the certificates of deposit,  if any, of such depository  institution or Fund company are not rated on any Valuation  Date below P-1 by
               Moody's,  F1+ by Fitch or A-1+ by S&P and  there is no  long-term rating,  and  (3)  the  holding  company  shall  meet  all of the foregoing  credit rating  requirements  (including  the preceding proviso in the case of  investments  that  mature in no more than one Business  Day from the date of purchase or other  acquisition by the Fund); and provided further,  that the interest receivable by the Fund shall not be subject  to any  withholding  or similar taxes.

               w. "Structured Notes" means privately negotiated debt obligations where the principal  and/or interest is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities,  or the differential performance  of two  assets or  markets,  such as  indices  reflecting bonds.

               x. "Swap" means a derivative  transaction between two parties who contractually agree to exchange the returns (or differentials in rates of return) to be  exchanges or  "swapped"  between the parties,  which returns are  calculated  with respect to a "notional  amount," i.e., a particular dollar amount invested at a particular  interest rate or in a "basket" of securities representing a particular index.

               y. "Total Return Swap" means an agreement between  counterparties in which one party  agrees to make  payments of the total  return from
          underlying  asset(s),   which  may  include  securities,   baskets  of
          securities,  or securities  indices  during the specified  period,  in return for payments  equal to a fixed or floating  rate of interest or the total return from other underlying asset(s).

               z. "TRACERs" means traded custody  receipts  representing  direct ownership in a portfolio of underlying securities.

                                       24

               aa.  "TRAINs" means Targeted Return Index  Securities,  which are trust  certificates  comprised  of bonds  that are  chosen  to track a particular index.

               bb. "U.S. Government  Securities" mean securities that are direct obligations  of, and  obligations  the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America,  the obligations  of which are  backed by the full  faith and credit of the
          United States of America and in the form of conventional  bills, bonds and notes.

               cc. "U.S.  Treasury  Securities" means direct  obligations of the
          United States  Treasury that are entitled to the full faith and credit of the United States.

               dd.  "U.S.  Treasury  Strips"  means  securities  based  on  U.S.
          Treasury Securities created through the Separate Trading of Registered
          Interest and Principal of Securities program.

               ee.  "Valuation Date" means, for purposes of determining  whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the  last  Business  Day of each  week  commencing  with  the  Date of
          Original Issue.

                                       25

TORTOISE NORTH AMERICA ENERGY CORPORATION

                               MOODY'S GUIDELINES

1. CERTAIN OTHER RESTRICTIONS.

     For so long as any principal amount of Tortoise Money Market Cumulative
Preferred Shares ("Shares") is Outstanding and Moody's is then rating the
Tortoise Shares, the Corporation will not, unless it has received written confirmation from Moody's (if Moody's is then rating Tortoise Shares), that any such action would not impair the rating then assigned by such rating agency to a series of Tortoise Shares, engage in any one or more of the following transactions:

     a.   write unsecured put or uncovered call options on portfolio securities;

     b.   issue  additional  series of Tortoise Shares or any class or series of shares  ranking  prior to or on a parity  with  Tortoise  Shares  with respect to the payment of dividend and  principal or the  distribution
          of  assets  upon  dissolution,   liquidation  or  winding  up  of  the
          Corporation,  or reissue any Tortoise Shares  previously  purchased or redeemed by the Corporation;

     c.   engage in any short sales of securities;

     d.   lend portfolio securities; or

     e.   merge or consolidate into or with any other corporation.

2. COMPLIANCE PROCEDURES FOR ASSET MAINTENANCE TESTS.

     a. The Corporation shall deliver to Moody's (if Moody's is then rating
Tortoise Shares), a certificate with respect to the calculation of the Tortoise
Shares Basic Maintenance Amount (a "Tortoise Sharess Basic Maintenance
Certificate") as of (A) the Original Issue Date, (B) the last Valuation Date of each month, (C) any date requested by any rating agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Corporation's cure of a failure to meet the Tortoise Shares Basic Maintenance Amount test, (E) any day that common shares, preferred shares or Tortoise Shares are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to
100% of the Tortoise Shares Basic Maintenance Amount. Such Tortoise Shares Basic
Maintenance Certificate shall be delivered in the case of clause (i)(A) above on or before the seventh Business Day following the Original Issue Date and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

     b. The Corporation shall deliver to Moody's (if Moody's is then rating
Tortoise Shares), a certificate with respect to the calculation of the 1940 Act
Tortoise Shares Asset Coverage and the value of the portfolio holdings of the
Corporation (a "1940 Act Tortoise Shares Asset Coverage Certificate") (i) as of
the Original Issue Date, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset
Coverage Cure Date relating to the failure to satisfy the 1940 Act Tortoise
Shares Asset Coverage. Such 1940 Act Tortoise Shares Asset Coverage Certificate
shall be delivered in the case of clause (i) above on or before the seventh
Business Day following the Original

                                                                               1

Issue Date and in the case of clause (ii) above on or before the seventh
Business Day after the relevant Valuation Date or the Asset Coverage Cure Date.
The certificates of (a) and (b) of this Section may be combined into a single certificate.

     c. Within ten Business Days of the Original Issue Date, the Corporation
shall deliver to the Auction Agent and Moody's (if Moody's is then rating
Tortoise Shares), a letter prepared by the Corporation's independent accountants
(an "Accountant's Certificate") regarding the accuracy of the calculations made by the Corporation in the Tortoise Shares Basic Maintenance Certificate and the
1940 Act Tortoise Shares Asset Coverage Certificate required to be delivered by the Corporation as of the Original Issue Date. Within ten Business Days after the last Valuation Date of each fiscal year of the Corporation on which a
Tortoise Shares Basic Maintenance Certificate is required to be delivered, the
Corporation will deliver to the Auction Agent and Moody's (if Moody's is then rating Tortoise Shares), an Accountant's Certificate regarding the accuracy of the calculations made by the Corporation in such Tortoise Shares Basic
Maintenance Certificate. Within ten Business Days after the last Valuation Date of each fiscal year of the Corporation on which a 1940 Act Tortoise Shares Asset
Coverage Certificate is required to be delivered, the Corporation will deliver to the Auction Agent and Moody's (if Moody's is then rating Tortoise Shares), an
Accountant's Certificate regarding the accuracy of the calculations made by the
Corporation in such 1940 Act Tortoise Shares Asset Coverage Certificate. In addition, the Corporation will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Corporation on each Tortoise Shares Basic Maintenance
Certificate and 1940 Act Tortoise Shares Asset Coverage Certificate delivered pursuant to clause (iv) of paragraph (a) or clause (ii)(B) of paragraph (b) of as the case may be, within ten days after the relevant Asset Coverage Cure Date.
If an Accountant's Certificate delivered with respect to an Asset Coverage Cure
Date shows an error was made in the Corporation's report with respect to such
Asset Coverage Cure Date, the calculation or determination made by the
Corporation's independent accountants will be conclusive and binding on the
Corporation with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Corporation's independent accountants will be conclusive and binding on the Corporation; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the Tortoise Shares Basic Maintenance Amount on any prior Valuation Dates.

     d. The Accountant's Certificates referred to in paragraph (c) will confirm, based upon the independent accountant's review, (i) the mathematical accuracy of the calculations reflected in the related Tortoise Shares Basic Maintenance
Amount and 1940 Act Tortoise Shares Asset Coverage Certificates, as the case may be, and (ii) that the Corporation determined whether the Corporation had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount.

3. DEFINITIONS.

     a. "APPROVED PRICE" means the "fair value" as determined by the Corporation in accordance with the valuation procedures adopted from time to time by the
Board of Directors of the Corporation and for which the Corporation receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market
Value) from an independent source at least semi-annually.

     b. "BANK LOANS" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

     c. "TORTOISE SHARES BASIC MAINTENANCE AMOUNT" as of any Valuation Date
means the

                                                                               2

dollar amount equal to:

          (i) the sum of (A) the product resulting from multiplying the number of Outstanding Tortoise Shares on such date by $25,000 plus any redemption premium; (B) the aggregate amount of accrued dividend that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date that follows such Valuation Date; (C) the amount of anticipated Corporation non-interest expenses for the 90 days subsequent to such
Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Tortoise Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Tortoise Notes or Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A)
through (i)(D); less (ii) the sum of any cash plus the value of any of the
Corporation's assets irrevocably deposited by the Corporation for the payment of any (i)(B) through (i)(E) ("value," for purposes of this clause (ii), means the
Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S.
Government or is rated at least P-1 by Moody's, it will be valued at its face value).

     d. "MOODY'S DISCOUNT FACTOR" means, for purposes of determining the
Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. In addition to the reporting required above in Section 2 above, the
Corporation must notify Moody's if the portfolio coverage ratio of the
Discounted Value of Moody's Eligible Assets to liabilities is less than 115%.
Computation of the Tortoise Shares Basic Maintenance Amount test requires the use of the diversification table under Section 3(e) below prior to applying the
Moody's Discount Factors noted below and after identifying Moody's Eligible
Assets. The Moody's Discount Factor for any Moody's Eligible Asset, other than the securities set forth below, will be the percentage provided in writing by
Moody's.

          (i) Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below (non convertibles).

                             Moody's Rating Category
-----------------------------------------------------------------------------------------------------------
Term to Maturity of              Aaa          Aa           A          Baa          Ba            B  Unrated(2)
Corporate Debt Security (1)
----------------------------- ------------ ------------ ---------- ------------ ------------ --------------

1 year or less.............      109%         112%        115%        118%         137%         150%   250%
2 years or less (but longer
than 1 year................      115          118         122         125          146          160    250
3 years or less (but longer
than 2 years)..............      120          123         127         131          153          168    250
4 years or less (but longer
than 3 years)..............      126          129         133         138          161          176    250
5 years or less (but longer
than 4 years)..............      132          135         139         144          168          185    250
7 years or less (but longer
than 5 years)..............      139          143         147         152          179          197    250
10 years or less (but
longer than 7 years).......      145          150         155         160          189          208    250

                                                                               3

15 years or less (but
longer than 10 years)......      150          155         160         165          196          216    250
20 years or less (but
longer than 15 years)......      150          155         160         165          196          228    250
30 years or less (but
longer than 20 years)......      150          155         160         165          196          229    250
Greater than 30 years            165          173         181         189          205          240    250

------------------------------

(1) The Moody's Discount Factors above for corporate debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) If a corporate debt security is unrated by Moody's, S&P or Fitch, the
Corporation will use the percentage set forth under "Unrated" in this table.
Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a
Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

          For corporate debt securities that do not pay interest in U.S.
dollars, the Corporation sponsor will contact Moody's to obtain the applicable currency conversion rates.

          (ii) Preferred stock: The Moody's Discount Factor for taxable preferred stock shall be:

          Aaa......................................          150%
          Aa.......................................          155%
          A........................................          160%
          Baa......................................          165%
          Ba.......................................          196%
          B........................................          216%
          Less than B or Not Rated.................          250%

          Preferred stock whose dividends are eligible for the dividends received deduction under the Code ("DRD") will be assigned a different Moody's
Discount Factor. Investment grade DRDs will be given a 165% Moody's Discount
Factor and non-investment grade DRDs will receive a 216% Moody's Discount
Factor.

          (iii) Common stock:

        Common Stocks                     Large Cap (1)     Mid Cap (1)      Small Cap (1)

        7 week exposure period.........          180%            285%               200%

(1) Market capitalization for Large-cap stocks are at least $10 billion. Mid-cap is between $2 billion and $10 billion, and small-cap stocks are $2 billion and below.

          (iv) Convertible securities (including convertible preferreds):

                                                                               4

Equity- the convertibles is this group would have a delta that ranges between
1-.8. For investment grade bonds the discount factor would be 195% and for below investment grade securities the discount factor would be 229%.

Total Return- the convertibles in this group would have a delta that ranges between .8-.4. For investment grade bonds the discount factor would be 192% and for below investment grade securities the discount factor would be 226%.

Yield Alternative- the convertibles in this group would have a delta that ranges between .4-0. For this category the discount factors used are based on Moody's rating for corporate debt securities table.

Any unrated convertible bonds would receive a discount factor of 250%.

Upon conversion to common stock, the discount factors applicable to common stock in (iii) above will apply.

          (v) Common Stock, Preferred Stock and Corporate Debt Securities of
     REITs:

               (A) For corporate debt securities of REITs, apply the Moody's
          Discount Factors in (i) above.

               (B) For common stock and preferred stock of REITs, the Moody's
          Discount Factor shall be the percentage specified in the table set forth below:

                                                          Moody's
                                                         Discount
                                                          Factor
                                                         -------
          common stock of REITS .......................   154%
          preferred stock of REITS with a Moody's
               S&P or Fitch rating (including a Senior
                   Implied Rating): ...................   154%
               without a Moody's S&P or Fitch rating
                  (including a Senior Implied Rating):.   208%

                    (C) Notwithstanding the above, a Moody's Discount Factor of
250% will be applied: (1) to those assets in a single NAREIT industry category/sector which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets; (2) if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding; or (3) if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

          (vi) Short-Term Instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities and Short Term Money Market Instruments will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's
Discount Factor of 100% will be applied to cash.

          (vii) U.S. Government Securities and U.S. Treasury Strips:

                                                                               5

                                                   U.S. Government     U.S. Treasury
                                                     Securities       Strips Discount
            Remaining Term to Maturity             Discount Factor         Factor
            --------------------------             ---------------         ------
1 year or less................................          107%                107%
2 years or less (but longer than 1 year)......           113                115
3 years or less (but longer than 2 years).....           118                121
4 years or less (but longer than 3 years).....           123                128
5 years or less (but longer than 4 years).....           128                135
7 years or less (but longer than 5 years).....           135                147
10 years or less (but longer than 7 years)....           141                163
15 years or less (but longer than 10 years)...           146                191
20 years or less (but longer than 15 years)...           154                218
30 years or less (but longer than 20 years)...           154                244

          (viii) Sovereign debt securities: The Moody's Discount Factor for sovereign debt securities of qualified sovereign nations shall be 250% if such obligation is denominated in U.S. dollars or Euros. If the obligation is denominated in a currency other than U.S. dollars or Euros, the Moody's Discount
Factor above will be adjusted by a factor as determined in writing by Moody's.

          (ix) Rule 144A Securities: The Moody's Discount Factor applied to Rule
144A Securities will be 120% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

          (x) Bank Loans: The Moody's Discount Factor applied to senior Bank
Loans ("Senior Loans") shall be the percentage specified in accordance with the table set forth below (or such lower percentage as Moody's may approve in writing from time to time):

                             Moody's Rating Category
      --------------------------------------------------------------------
                                                                               CAA and Below
                                                                                (Including
                                                                              Distressed And
                  Type of Loan                 AAA-A   BAA and BA(1)   B(1)     Unrated)(1)
                  ------------                 -----   ----------      -        --------
Senior Loans greater than $250 MM...........   118%         136%       149%        250%
non-Senior Loans greater than $250 MM.......   128%         146%       159%        250%
loans less than $250 MM.....................   138%         156%       169%        270%
------------------------

(1) If a Senior Loan is not rated by any of Moody's, S&P or Fitch Ratings, the
Corporation will use the applicable percentage set forth under the column entitled "Caa and below (including distressed and unrated)" in the table above.
Ratings assigned the S&P and/or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of securities for which the ratings by S&P and/or Fitch do not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch (i.e., these rating agencies assign different rating categories to the security) will be accepted at the lower of the two ratings; provided however, that, in a situation where a security is rated "B" (or equivalent) by a given rating agency and rated "Ccc" (or equivalent) by another rating agency, the

                                                                               6

Corporation will use the applicable percentage set forth under the column entitled "B" in the table above.

(xi) Master Limited Partnership (MLP) Securities: The Moody's Discount Factor
applied to MLP Securities shall be applied in accordance with the table set forth below:

         MLP SECTOR (1) (2)              Discount Factor
         ------------------              ---------------
Large-cap MLPs                                  162%
Mid and Small-cap MLPs
         Natural Resources (Oil, Gas, Energy)   277%
         Coal and Minerals                      286%
         Mortgage Real Estate                   276%
         Income Real Estate                     287%
         Miscellaneous                          325%

         (1) Restricted MLPs will be increased by 120%.
         (2) Privately held MLPs, the securities of which are, by their terms, non-transferrable, will receive no credit.

(xii) Canadian Royal Trust Securities:

Large Cap (market cap greater than $1B)          181%
Mid/Small Cap (market cap less than $1B)         280%

Canadian dollars discount of 107% shall be applied to securities denominated in
Canadian dollars after applicable security discount factors has been applied.

(xiii) Marine Transportation Securities:

The Moody's Discount Factor applied to securities of Marine Transportation entities shall be 277%

(xiv) Coal Company securities:

The Moody's Discount Factor applied to securities of coal companies shall be
289%

     e. "MOODY'S ELIGIBLE ASSETS" means:

               (i) cash (including interest and dividends due on assets rated
     (A) Baa3 or higher by Moody's if the payment date is within five Business
     Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible
     Assets sold if the receivable is due within five Business Days of the
     Valuation Date, and if the trades which generated such receivables are (A)
     settled through clearing house firms or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

          (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C)
in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security

                                                                               7

matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

          (iii) U.S. Government Securities and U.S. Treasury Strips;

          (iv) Rule 144A Securities;

          (v) Senior Loans and other Bank Loans approved by Moody's;

          (vi) corporate debt securities if (A) such securities are rated B3or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible
Assets if they are rated by Moody's or S&P or Fitch; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E)
such securities have been registered under the Securities Act of 1933, as amended ("Securities Act") or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the
Securities Act as determined by the Corporation's investment manager or portfolio manager acting pursuant to procedures approved by the Board of
Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

          Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all
Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Corporation) shall not be considered Moody's Eligible Assets, so that the
Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y)
corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv)
possess a current, unqualified auditor's report without qualified, explanatory language.

          (vii) preferred stocks if (A) dividends on such preferred stock are cumulative, or if non-cumulative the Discount Factor should be amplified by a factor of 1.10x Moody's listed Discount Factor (B) such securities provide for the periodic payment of dividends thereon in cash in U.S.
     dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock
     Exchange or the American Stock Exchange, (D) if such security consists of
     $1,000 par bonds that tend to trade over-the-counter, (E) the issuer of such a preferred stock has a senior debt

                                                                               8

     rating from Moody's of Baa1 or higher or a preferred stock rating from
     Moody's of Baa3 or higher and (F) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the diversification requirements set forth in the table below and the preferred stock issue must be greater than $50 million;

          (viii) common stocks (i) which (A) are traded on a nationally recognized stock exchange (as approved by Moody's) or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in
     US dollars and (C) may be sold without restriction by the Corporation;
     provided, however, that (y) common stock which, while a Moody's Eligible
     Asset owned by the Corporation, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and
     (z) the aggregate Market Value of the Corporation's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and
     6% in the case of non-utility common stock of the aggregate Market Value of the Corporation's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the US dollar or securities of issuers formed under the laws of jurisdictions other than the
     United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the
     United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the
     United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the
     Corporation's holdings of securities denominated in currencies other than the US dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Corporation's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany,
     Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden,
     Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

          (ix) sovereign debt securities. Debt securities of non-U.S. sovereign nations if they are obligations of qualified sovereign nations provided in writing by Moody's.

          (x) interest rate swaps if: (A) the aggregate notional amount of interest rate swaps will not exceed the aggregate principal amount of outstanding Tortoise Shares issued by the Corporation; (B) the counterparties to interest rate swaps will not have senior unsecured ratings which are below Moody's A3. In connection with interest rate swaps, the Corporation will provide to Moody's full disclosure of ISDA agreements with all companion credit annexes enumerating termination events along with terms of the interest rate swaps shall be provided to Moody's within a reasonable time frame prior to entering into the interest rate swap arrangement and all assignments and amendments will be disclosed by the
     Corporation in writing to Moody's.

                                                                               9

          The Tortoise Shares Basic Maintenance Certificate shall include the following information about each interest rate swap held by the
     Corporation: (A) term; (B) variation margin; (C) name of counterparty; and
     (D) termination value. The variation margin and termination value of interest rate swaps will be factored into the Tortoise Shares Basic
     Maintenance Amount test as follows: (A) the weekly variation margin of swap when positive will count as Moody's Eligible Assets and will be by discounted by the Moody's Discount Factor for corporate debt securities in
     C.(i) above based on the ratings of the interest rate swap counterparties;
     (B) the weekly negative variation margin of an interest rate swap will be deducted from aggregate Moody's Eligible Assets; (C) all segregated assets in connection with interest rate swaps will not be considered Moody's
     Eligible Assets; (D) the market value of an interest rate swap, when negative, will not count as a Moody's Eligible Asset; and (E) the termination value of an interest rate swap will be deemed to be a current liability for purposes of calculating the Tortoise Shares Basic Maintenance
     Amount.

          (xi) financial contracts, as such term is defined in Section
     3(c)(2)(B)(ii) of the Investment Corporation Act of 1940, as amended, not otherwise provided for in this definition but only upon receipt by the
     Corporation of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the
     Corporation that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the
     Tortoise Shares.

          Additionally, in order to merit consideration as an eligible asset, securities should be issued by entities which:

          (A) have not filed for bankruptcy with the past years;

          (B) are current on all principle and interest in their fixed income obligations; (C) are current on all preferred stock dividends;

          (D) possess a current, unqualified auditor's report without qualified, explanatory language.

          In addition, portfolio holdings (except common stock) as described above must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                     Maximum      Maximum           Minimum
                     Single        Single          Issue Size
  Ratings(1)         Issuer(2)(3) Industry(3)   ($ In Million)(5)
                   ----------  --------------   -----------------

Aaa................     100%   .....100%    ........$100
Aa.................      20    ....  60     ........ 100
A..................      10    ....  40     ........ 100
Baa................       6    ....  20     ........ 100
Ba.................       4    ....  12     ........  50 (6)

                                                                              10

B1-B2..............       3    ....   8     ........  50 (6)
B3 or below........       2    ....   5     ........  50 (6)

     (1)  Refers to the preferred stock and senior debt rating of the portfolio holding.
     (2)  Companies subject to common ownership of 25% or more are considered as one issuer.
     (3)  Percentages represent a portion of the aggregate Market Value of corporate debt securities.
     (4)  Industries are determined according to Moody's Industry
          Classifications, as defined herein.
     (5)  Except for preferred stock, which has a minimum issue size of $50 million. (6) Portfolio holdings from issues ranging from $50 million to $100 million and are limited to 20% of the Corporation's total assets.

     Where the Corporation sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's
Eligible Asset and the amount the Corporation is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares
Basic Maintenance Amount. Where the Corporation purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Corporation thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's
Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

         Notwithstanding the foregoing, an asset will not be considered a
Moody's Eligible Asset to the extent that it (i) has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Tortoise Shares
Basic Maintenance Amount or to the extent it is subject to any liens, as well as segregated assets, except for (A) liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Corporation will not affect the status of such asset as a Moody's Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Corporation by its investment manager or portfolio manager, the
Corporation's custodian, transfer agent or registrar or the Auction Agent and
(D) liens arising by virtue of any repurchase agreement, or (ii) has been segregated against obligations of the Corporation in connection with an outstanding derivative transaction.

          (xii) Master Limited Partnership (MLP) Securities, which shall include the following securities, restricted or unrestricted, issued by an MLP or an affiliate of an MLP: (1) common units, (2) convertible subordinated units, (3) I-Shares, (4) I-units and (5) debt securities.

     f. "MOODY'S EXPOSURE PERIOD" means the period commencing on a given

                                                                              11

Valuation Date and ending 49 days thereafter.

     g. "MOODY'S HEDGING TRANSACTIONS" means purchases or sales of exchange-traded financial futures contracts based on any index approved by
Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Moody's or
Treasury Bonds, subject to the following limitations:

          (i) the Corporation will not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than transactions that terminate a future contract or option held by the Corporation by the
     Corporation's taking the opposite position thereto ("Closing Transaction"))
     that would cause the Corporation at the time of such transaction to own or have sold:

               (A) Outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The
          Wall Street Journal; or

               (B) Outstanding financial futures contracts based on any index approved by Moody's having a Market Value exceeding 50% of the Market
          Value of all portfolio securities of the Corporation constituting
          Moody's Eligible Assets owned by the Corporation;

          (ii) The Corporation will not engage in any Moody's Hedging
     Transaction based on Treasury Bonds (other than (Closing Transactions))
     that would cause the Corporation at the time of such transaction to own or have sold:

               (A) Outstanding financial futures contracts based on Treasury
          Bonds with such contracts having an aggregate Market Value exceeding
          20% of the aggregate Market Value of Moody's Eligible Assets owned by the Corporation and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AA by S&P and Fitch); or

               (B) Outstanding financial futures contracts based on Treasury
          Bonds with such contracts having an aggregate Market Value exceeding
          50% of the aggregate Market Value of all portfolio securities of the
          Corporation constituting Moody's Eligible Assets owned by the
          Corporation (other than Moody's Eligible Assets already subject to a
          Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated BBB or A by S&P or Fitch);

          (iii) The Corporation will engage in (Closing Transaction) to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The
     Wall Street Journal is less than an amount to be mutually determined by
     Moody's and the Corporation;

                                                                              12

          (iv) The Corporation will engage in a (Closing Transaction) to close out any outstanding financial futures contract by no later than the fifth
     Business Day of the month in which such contract expires and will engage in a (Closing Transaction) to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

          (v) The Corporation will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

          (vi) The Corporation (A) will not engage in options, including caps and floors, and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

          (vii) The Corporation will not enter into an option or futures transaction unless, after giving effect thereto, the Corporation would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Tortoise Shares Basic Maintenance Amount.

     h. "MOODY'S INDUSTRY CLASSIFICATIONS" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Tortoise Shares).

          (i) Aerospace and Defense: Major Contractor, Subsystems, Research,
     Aircraft Manufacturing, Arms, Ammunition.

          (ii) Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts
     Manufacturing, Personal Use Trailers, Motor Homes, Dealers.

          (iii) Banking: Bank Holding, Savings and Loans, Consumer Credit, Small
     Loan, Agency, Factoring, Receivables.

          (iv) Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and
     Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar,
     Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry
     Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen
     Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil.

          (v) Buildings and Real Estate: Brick, Cement, Climate Controls,
     Contracting, Engineering, Construction, Hardware, Forest Products
     (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real
     Estate Development, REITs, Land Development.

          (vi) Chemicals, Plastics and Rubber: Chemicals (non-agricultural),
     Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings,

                                                                              13

     Paints, Varnish, Fabricating Containers.

          (vii) Packaging and Glass: Glass, Fiberglass, Containers made of:
     Glass, Metal, Paper, Plastic, Wood or Fiberglass.

          (viii) Personal and Non-Durable Consumer Products (Manufacturing
     Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School
     Supplies.

          (ix) Diversified/Conglomerate Manufacturing.

          (x) Diversified/Conglomerate Service.

          (xi) Diversified Natural Resources, Precious Metals and Minerals:
     Fabricating, Distribution.

          (xii) Ecological: Pollution Control, Waste Removal, Waste Treatment
     and Waste Disposal.

          (xiii) Electronics: Computer Hardware, Electric Equipment, Components,
     Controllers, Motors, Household Appliances, Information Service
     Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers,
     Drivers, Technology.

          (xiv) Finance: Investment Brokerage, Leasing, Syndication, Securities.

          (xv) Farming and Agriculture: Livestock, Grains, Produce, Agriculture
     Chemicals, Agricultural Equipment, Fertilizers.

          (xvi) Grocery: Grocery Stores, Convenience Food Stores.

          (xvii) Healthcare, Education and Childcare: Ethical Drugs, Proprietary
     Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals,
     Hospital Supplies, Medical Equipment.

          (xviii) Home and Office Furnishings, Housewares, and Durable Consumer
     Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges.

          (xix) Hotels, Motels, Inns and Gaming.

          (xx) Insurance: Life, Property and Casualty, Broker, Agent, Surety.

          (xxi) Leisure, Amusement, Motion Pictures, Entertainment: Boating,
     Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records,
     Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy
     Manufacturing, Motion Picture Production Theaters, Motion Picture
     Distribution.

          (xxii) Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
     Industrial, Machine Tools, Steam Generators.

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          (xxiii) Mining, Steel, Iron and Non-Precious Metals: Coal, Copper,
     Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore
     Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating,
     Distribution and Sales of the foregoing.

          (xxiv) Oil and Gas: Crude Producer, Retailer, Well Supply, Service and
     Drilling.

          (xxv) Printing, Publishing, and Broadcasting: Graphic Arts, Paper,
     Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers,
     Textbooks, Radio, T.V., Cable Broadcasting Equipment.

          (xxvi) Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders,
     Ship Builders, Containers, Container Builders, Parts, Overnight Mail,
     Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport.

          (xxvii) Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail
     Order Catalog, Showroom.

          (xxviii) Telecommunications: Local, Long Distance, Independent,
     Telephone, Telegraph, Satellite, Equipment, Research, Cellular.

          (xxix) Textiles and Leather: Producer, Synthetic Fiber, Apparel
     Manufacturer, Leather Shoes.

          (xxx) Personal Transportation: Air, Bus, Rail, Car Rental.

          (xxxi) Utilities: Electric, Water, Hydro Power, Gas.

          (xxxii) Diversified Sovereigns: Semi-sovereigns, Canadian Provinces,
     Supra-national Agencies.

          The Corporation will use SIC codes in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Corporation considers necessary.

     i. "PERFORMING" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

     j. "PRICING SERVICE" means any pricing service designated by the Board of
Directors of the Corporation and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Corporation has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Tortoise Shares Basic
Maintenance Amount.

     k. "SENIOR IMPLIED RATING" is an NRSRO's opinion of a corporate family's ability to honor its financial obligations and is assigned by the NRSRO to a corporate family as if it had: a single class of debt; or a single consolidated legal entity structure.

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     l. "SHORT-TERM MONEY MARKET INSTRUMENT" means the following types of instruments if, on the date of purchase or other acquisition thereof by the
Corporation, the remaining term to maturity thereof is not in excess of 180 days:

          (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

          (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust
     Corporation incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

          (iii) overnight funds;

          (iv) U.S. Government Securities; and

          (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust Corporation if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust
     Corporation) of such depository institution or fund Corporation that has (1) credit ratings on such Valuation Date of at least P-1 from
     Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from
     Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Corporation, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust Corporation from Moody's, Fitch and S&P shall be at least A2,
     A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust Corporation if (1) such depository institution or trust Corporation is the principal depository institution in a holding Corporation system, (2) the certificates of deposit, if any, of such depository institution or fund Corporation are not rated on any Valuation Date below P-1 by
     Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding Corporation shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Corporation); and provided further, that the interest receivable by the Corporation shall not be subject to any withholding or similar taxes.

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     m. "U.S. GOVERNMENT SECURITIES" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and Shares.

     n. "U.S. TREASURY SECURITIES" means direct obligations of the United States
Treasury that are entitled to the full faith and credit of the United States.

     o. "U.S. TREASURY STRIPS" means securities based on U.S. Treasury
Securities created through the Separate Trading of Registered Interest and
Principal of Securities program.

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